Exhibit 10.1

SECOND AMENDMENT TO

STOCK PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT (the “Amendment”) is made and entered effective December 31, 2021, by and among INVO Bioscience, Inc., a Nevada corporation (the “Company”) and Paradigm Opportunities Fund, LP (the “Purchaser”). The Company and the Purchaser are collectively referred to as the “Parties.”

RECITALS

WHEREAS, on or about September 30, 2021, the Company and Purchaser entered into that certain Stock Purchase Agreement, (the “Stock Purchase Agreement”) pursuant to which the Purchaser agreed to purchase 600,703 shares of the Company’s common stock for an aggregate purchase price of $1,999,740.29. The Stock Purchase Agreement is incorporated into this Amendment by this reference and all defined terms in the Stock Purchase Agreement shall have the same meaning in this Amendment.

WHEREAS, on November 29, 2021, the parties extended the closing date from November 30, 2021 to December 31, 2021.

WHEREAS, the Parties now wish to extend closing date from December 31, 2021 to January 31, 2022 in accordance with this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1. Incorporation of Recitals . The Recitals set forth above are herein incorporated into this Amendment.

2. Section 2.1—Date and Time. Section 2.1 of the Stock Purchase Agreement shall be amended to extend the definition of “Closing” by deleting “December 31, 2021” and inserting “January 31, 2022” in lieu thereof.

3. Amendment. This Amendment shall be deemed an amendment of the Stock Purchase Agreement in accordance with Section 6.8 of the Stock Purchase Agreement.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have each executed this Amendment on the dates set forth above.

COMPANY:

INVO Bioscience, Inc.

By:	/s/ Steven Shum
Name:	Steven Shum
Title:	Chief Executive Officer

PURCHASER:

Paradigm Opportunities Fund, LP

By:	/s/ Corey Deutsch
Name:	Corey Deutsch
Title:	CEO

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